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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              January 25, 2000
                                                              ----------------


                          21st Century Insurance Group
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             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


         0-6964                                         95-1935264
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(Commission File Number)                      (IRS Employer Identification No.)


           6301 Owensmouth Avenue, Suite 700, Woodland Hills, CA 91367
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                    (Address of principal executive offices)


   Registrant's telephone number, including area code        (818) 704-3700
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   (Former name or address, if changed since last report)              NONE
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         Item 5       Other Events

On January 24, 2000, the Registrant issued the attached News Release regarding the resignation of Registrant's President, Chief Executive Officer and Director William L. Mellick.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    21st Century Insurance Group

Date: January 24, 2000

                               /s/ M. J. Cassanego
                              --------------------------------------------------
                               M. J. Cassanego,
                               Sr. Vice President, General Counsel and Secretary


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[LETTERHEAD]


                          21ST CENTURY INSURANCE GROUP
                          ANNOUNCES CEO'S RESIGNATION


WOODLAND HILLS, CALIFORNIA - JANUARY 24, 2000 - 21st Century Insurance Group today announced that William L. Mellick has resigned as president and chief executive officer. Following is the statement of William L. Mellick concerning his resignation.

"On January 21, 2000, I informed the 21st Century Insurance Group Board of Directors of my resignation, effective February 4, 2000, as Vice Chairman of the Board, President and CEO of 21st Century Insurance Group, 21st Century Insurance Company, 21st Century Casualty Company and 21st Century Insurance Company of Arizona.

"I am leaving after more than 20 years confident that the employees of 21st Century will continue to be the corporation's most important asset, and that they will give their total support to the management team and Board of Directors.

"This decision is one of the most difficult I have ever made. I will pursue other business and personal interests and wish all employees of 21st Century Insurance Group the best of success in the coming years."

Mellick has been a member of the company's Board of Directors since 1995. He joined the company in 1979, and at various times has served as Vice President, Senior Vice President and Group Vice President. He assumed the positions of Chief Operating Officer and Executive Vice President in 1993, President in 1994 and Chief Executive Officer on March 1, 1995.

21st Century Insurance Group (NYSE: TW) is the ninth-largest personal auto insurance stock company in the United States. Founded in 1958, the company was a pioneer of the direct-to-consumer marketing of personal automobile insurance, now available in California, Arizona, Nevada, Oregon and Washington. The company also provides home insurance in California. 21st Century Insurance Group is headquartered at 21st Century Plaza, 6301 Owensmouth Avenue, Woodland Hills, California, 91367, and its Internet address is www.21stcenturyinsurance.com